STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
September 30, 1999

Photo of: Small Plant

STEIN ROE EQUITY FUND

SMALL COMPANY GROWTH FUND

LOGO: STEIN ROE EQUITY FUND
Sensible Risks. Intelligent Investments.(R)

Contents
-----------------------------------------------------------------------
FROM THE PRESIDENT................................................    1

   Stephen E. Gibson's thoughts on the equity markets and investing

PERFORMANCE SUMMARY...............................................    3

QUESTIONS & ANSWERS...............................................    4

   An interview with Portfolio Manager William Garrison

FUND HIGHLIGHTS...................................................    7

PORTFOLIO OF INVESTMENTS..........................................    8

   A complete list of investments with market values

FINANCIAL STATEMENTS..............................................   13

   Statements of assets and liabilities, operations and changes in net assets

NOTES TO FINANCIAL STATEMENTS.....................................   17

FINANCIAL HIGHLIGHTS..............................................   20

   Selected per-share data

REPORT OF INDEPENDENT
ACCOUNTANTS.......................................................   22













                Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT
-------------------------------------------------------------------------------
TO OUR SHAREHOLDERS
Since our last letter to you this past summer, Stein Roe Small Company Growth Fund has performed exceptionally well. The Fund provided a positive total return of 5.55% for the three-month period ended September 30, 1999 while its benchmark, the unmanaged Standard & Poor's SmallCap 600 Index, declined 4.84%.
   I am writing to you now because we have changed the Fund's fiscal year-end from June 30 to September 30 so it matches the fiscal year of Stein Roe's other equity mutual funds. You will now also be able to more easily compare the performance of your Fund with other Stein Roe mutual funds.
  This report also discusses the Fund's performance for the 12-month period ended Sept. 30, 1999. I am pleased to report that the Fund significantly outperformed its benchmark for this 12-month period, providing a total return of 33.06% compared to 17.54% for the S&P SmallCap 600 Index. As you will see on page 3, your Fund also outperformed its current benchmark for the three-year and life of fund periods through Sept. 30, 1999.

TECHNOLOGY: GROWTH ENGINE FOR A
NEW ERA
We attribute the Fund's fiscal 1999 returns to its positioning in technology and telecom stocks, many of which did well. Perhaps more than in any decade since the 1920s, advances in technology and telecommunications are revolutionizing American business. Consider that five years ago, hardly anyone used the Internet. Now it is becoming the communication tool of choice.
   As we stand at the threshold of a new century, inflation and interest rates are at the top of Wall Street's worries. Market volatility has returned, and the returns from some large-cap growth stocks in fiscal year 1999 were modest. It is a time that we think will recognize the enormous growth potential of smaller companies.
   We're sure you'll agree that a year is far too short a period to judge the performance of an equity fund. Keep in mind that over the past 73 years, annual returns from stocks have averaged 11%, with some years of negative returns of more than 20%.*

 Photo of: Stephen E. Gibson

Investors should consider that such volatility is normal for growth stocks, especially small-company investments.

--------------------------------------------------------------------------------
                PERHAPS MORE THAN IN ANY DECADE SINCE THE 1920S,
                 ADVANCES IN TECHNOLOGY AND TELECOMMUNICATIONS
                     ARE REVOLUTIONIZING AMERICAN BUSINESS.
--------------------------------------------------------------------------------

   As shareholders, you can expect that Small Company Growth Fund's management has a commitment to a disciplined, research intensive approach to stock selection that has the potential to help you meet your long-term investment goals. As you may know, William Garrison assumed full responsibility for managing the Fund's portfolio on July 16, 1999. Mr. Garrison, who holds an MBA from the University of Chicago, had co-managed Small Company Growth Fund since September 1998. On the pages that follow, he details the Fund's strategy and provides an outlook for the year ahead. We encourage you to carefully review this report and visit us on the Internet at www.steinroe.com for quarterly updates on the Fund's progress.

   Sincerely,

   /s/ Stephen E. Gibson
   Stephen E. Gibson
   President
   November 12, 1999

*Source: Wiesenberger(R), based on average annual returns of the S&P 500 Index, 12/31/25 to 9/30/99. Funds that invest in smaller companies may experience greater volatility.
On November 2, 1999, Stephen E. Gibson was named President of Stein Roe Mutual Funds. Mr. Gibson is President and Chief Executive Officer of Liberty Funds Group, LLC, a part of Liberty Financial Companies Inc. Liberty Financial is Stein Roe's Boston parent organization. Mr. Gibson joined Liberty Financial in 1996 and has more than 20 years of mutual fund industry experience that includes senior management positions at Putnam Investments and Kemper Corporation.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                      For Periods Ended September 30, 1999

                                            3                          LIFE OF
                                         MONTHS    1 YEAR    3 YEARS     FUND
                                     ------------------------------------------
STEIN ROE
   SMALL COMPANY GROWTH FUND              5.55%    33.06%    10.94%     15.37%
S&P SmallCap 600 Index                   -4.84%    17.54%     9.40%     10.57%
Lipper Small-Cap Growth Fund Average      0.85%    43.76%     9.58%     11.18%
Number of Funds In Peer Group              278       247       148       125

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN MAY VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. A portion of the Fund's performance is due to investments in initial public offerings. Such performance may not be sustainable. The Fund began operating on 3/25/96 as the Colonial Aggressive Growth Fund and was reorganized into the Stein Roe Small Company Growth Fund on 2/2/99. As of 2/2/99, the Fund invested at least 65% of its net assets in small-company stocks. Prior to that date, the Fund operated primarily as a multicap fund, and benefited substantially from its holdings in large-company stocks. All performance includes reinvestment of distributions. Index performance for the life of fund period is from 3/31/96. Stein Roe considers a company to be small-cap if its market capitalization is less than 90% of the weighted market capitalization of the S&P SmallCap 600 Index. As of 9/30/99, small-cap companies had market capitalizations of less than $1.8 billion. This amount will change as the S&P SmallCap 600 Index changes.

INVESTMENT COMPARISON
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT
March 25, 1996 to Sept. 30, 1999

--------------------------------------------------------------------------------

        Stein Roe   Standard & Poor's    Lipper Small-Cap
    Small Company   SmallCap 600         Growth Fund
      Growth Fund   Index                Average (125 funds)


3/25/96  10000        10000                    10000

6/30/96  11177       10980.9                   10521

9/30/96  11978.2     11212.6                   10858.3

12/31/96 11423.8     11110                     11475.9

3/31/97  10542       9811.35                   10838.6

6/30/97  12533.4     11643.6                   12802.1

9/30/97  13871       13657.3                   14872

12/31/97 13700.2     12633.7                   14411.9

3/31/98  15468.4     14165.8                   16006.7

6/30/98  15235.4     13567.1                   15290.9

9/30/98  12292.1     10478.7                   12095.2

12/31/98 14776.1     13083.4                   14222.9

3/31/99  13472.3     12684.6                   12944.3

6/30/99  15495.5     14538                     14939.9

9/30/99  16535.6     14686.9                   14216.6


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. This illustration assumes a $10,000 investment on March 25, 1996 and reinvestment of capital gains and income distributions. The above index is an unmanaged group of stocks that differs from the composition of the Fund and is not available for direct investment. Lipper Inc., a monitor of mutual fund performance, reclassified the Fund into its small-cap growth fund category as of 9/30/99. An expense limit was in effect for the period shown. Returns would have been less without the limit.

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
WILLIAM GARRISON, PORTFOLIO MANAGER OF STEIN ROE
SMALL COMPANY GROWTH FUND

   FUND DATA
   INVESTMENT OBJECTIVE AND STRATEGY
   Under normal market conditions,
   Small Company Growth Fund
   invests at least 65% of its assets
   in common stocks of small-cap
   companies. The Fund invests in
   companies that compete in large
   and growing markets and possess
   ready access to capital, leading
   market share, strong management
   teams with ownership interests,
   and a business strategy designed
   to fully exploit future growth
   opportunities.

   FUND INCEPTION:
   March 25, 1996

   NET ASSETS:
   $9.9 million


Q: HOW DID THE FUND AND THE SMALL-CAP MARKET PERFORM FOR THE FISCAL YEAR ENDED SEPT. 30, 1999?

GARRISON: The Fund outpaced its benchmark by a wide margin this year, posting a 33.06% return versus 17.54% for the unmanaged S&P SmallCap 600 Index. In absolute terms, it was a tough year for small-cap stocks, as the S&P 500 Index returned 27.79% for the year. However, all of the underperformance of small-caps occurred during the first six trading days of the fiscal year, when the S&P SmallCap 600 Index declined 14.9%, versus a 5.7% decline in the S&P 500 Index. As the economic and credit concerns of last fall faded, the stock market rebounded sharply in the final months of 1998. Returns beyond the first fiscal quarter have been modest, however, as investors continue to worry about the recent rise in interest rates.
   It is also important to note that leadership in the market was fairly narrow, with a relatively small percentage of names leading the market, both in small-and large cap. Fortunately, we found some of those small-cap market leaders, and they helped boost performance.


  photo of : William Garrison

Q: CAN YOU TELL US ABOUT SOME OF THE SMALL-CAP PERFORMERS FOR THE FUND?

GARRISON: We had a successful year with several individual stocks in the technology, health care, and energy sectors, and we also benefited from being overweighted in the technology sector throughout the year, as this sector led the market during the past twelve months. Our single best contributor to performance over the past twelve months is a stock that we purchased fairly recently, ART Technology

Group (1.5% of net assets). The company produces software products that allow companies to better manage their Internet business relationships. Weakness in the stock market in late July provided us with an opportunity to buy this stock at attractive prices. The stock advanced more than 200% from our initial purchase price by the end of the fiscal year. We continue to be enthusiastic about the investment opportunities that the Internet is creating for us as small-cap investors. We enjoyed significant appreciation during the year from several other Internet related companies including Mercury Interactive (1.5% of net assets), a developer of Internet software testing products, and Veritas Software (0.8% of net assets), a developer of data storage software.

Q: HOW MUCH OF THE FUND'S PERFORMANCE OVER THE LAST YEAR CAN BE ATTRIBUTED TO ITS LARGE-CAP HOLDINGS?

GARRISON: We have reduced our exposure to large cap stocks in the Fund to less than 2% at the end of the fiscal year. However, we did benefit during the year from some of the large cap stocks which were in the portfolio when we took over the management of the Fund a little over one year ago. Nearly one-quarter of the Fund was invested in large cap stocks as of September 30, 1998, and we did benefit from our holdings in Microsoft, Lucent Technologies and Tyco. However, in aggregate, only 2.5% of the Fund's capital appreciation came from existing large cap holdings or other large cap stocks purchased during the year. We consider a company large-cap if its market capitalization is greater than $8.4 billion.

Q: WHY DID YOU HOLD MID- AND LARGE-CAP STOCKS EVEN THOUGH YOU'RE A SMALL-CAP
FUND?

GARRISON: In calendar 1998, the Fund underwent a transition to a pure small-cap growth fund. According to Lipper Inc, a small-cap company is one with a market cap smaller than $1.8 billion. When I assumed sole responsibility for managing the portfolio on July 16, 1999, I further fine-tuned the stock selection process.
   We do have a moderate weighting in mid-cap stocks (16.4% of equity assets), and that's as a result of some of our small-cap stocks appreciating substantially and getting bumped into a larger cap size category. If we still feel enthusiastic about a company's growth prospects, we keep it in the portfolio. Over time, we will look to replace the larger cap holdings with new small-cap ideas, but we expect to always maintain a combination of predominately small-cap names, with a complement of mid-cap holdings.
   Overall, I'm comfortable with where the Fund is now. We feel the portfolio is representative of the small-cap growth style mandate and that the companies we hold are poised for tremendous growth. That small-cap growth mandate is also what frequently drives us to purchase IPOs.

Q: WHAT IS AN IPO AND HOW MUCH DOES THE FUND PARTICIPATE IN THIS MARKET?

GARRISON: An IPO is an initial public offering of a company's stock. They occur when the owners of a company want to raise capital and decide to do so by selling an interest in their company to the general public.
   The IPO market has been very active lately, especially in the technology sector. We evaluate and buy IPOs for this portfolio because many of these companies fit the investment parameters that we seek: they participate in fast growth markets and they have the internal resources and management needed to grow.
   Because we evaluate IPOs based on the same criteria that we evaluate any other stock, we hold some for the long-term and others we'll sell relatively quickly. In fact, about 5% of the Fund was initially purchased as IPOs, and we still hold them because we believe they are good growth companies. On the other hand, we purchased one IPO - theglobe.com - that escalated over 850% in one day, driven by investor euphoria. At that point, we couldn't justify the company's valuation relative to its market opportunity, and we elected to take advantage of the appreciation and sell what we considered to be an overvalued stock.
   Short-term IPOs (held for less than two weeks) accounted for an estimated 15.6% of the Fund's total equity appreciation for the fiscal year. We will continue to add them to the portfolio on a select basis if they fit our investment criteria.

Q: WHAT'S YOUR OUTLOOK FOR THE YEAR AHEAD?

GARRISON: We're enthusiastic about the small-cap equity market. I think investors have been too heavily focused on the biggest companies - those in the S&P 500 Index. Clearly between March and September, small caps outperformed. We are optimistic that this trend of a broadening market can continue. Valuations appear attractive in small caps.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 9/30/99 and are subject to change. Investments in midcap and smaller companies may experience greater volatility. The unmanaged S&P 500 Index and S&P SmallCap 600 Index differ from the composition of any Stein Roe fund; both are not available for direct investment. Performance from initial public offerings may not be sustainable.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
As of September 30, 1999

                       Stein Roe Small Company Growth Fund
                                 Top 10 Holdings
--------------------------------------------------------------------------------

ART Technology Group            1.5%     US Trust Corp. of New York         1.4%
Roberts Pharmaceutical          1.5      Hambrecht & Quist Group            1.3
CTS                             1.5      Legg Mason                         1.3
Mercury Interactive Corp.       1.5      C-Cube Microsystems                1.3
Jones Pharmaceuticals           1.5      Whittman-Hart                      1.3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PORTFOLIO STATISTICS
                                              SMALL COMPANY         S&P SMALLCAP
                                                GROWTH FUND           600 INDEX
                                             -----------------------------------
Number of Equities                                    133                  600
Dollar-Weighted Median Market
Capitalization (Billions)                           $ 1.2                $ 1.8
Price/Earnings Ratio                                 32.0x                24.9x

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION

                           Small Company Growth Fund      S&P SmallCap 600 Index

PIE CHART:
Utilities                               3%                          11%
Energy/Basic Materials                  7%                          10%
Industrial                              8%                           8%
Financial                               8%                          14%
Health Care/Food/Household
  Products & Services**                15%                          19%
Media/Leisure/Retailers/Restaurants*   20%                          12%
Technology                             39%                          26%

 *Consumer cyclicals
**Consumer non-cyclicals

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1999
(All amounts in thousands)

                                                            NUMBER        MARKET
COMMON STOCKS (94.1%)                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
AEROSPACE AND DEFENSE EQUIPMENT (2.8%)
Aeroflex, Inc. (a)...................................            5        $   65
Alliant Techsystems (a)..............................            1            62
Art Technology Group, Inc. (a).......................            4           152
                                                                          ------
                                                                             279
AIRLINES (0.7%)
Skywest..............................................            3            72

AUTO PARTS AND EQUIPMENT (0.8%)
Tower Automotive (a).................................            4            83

BANKS AND SAVINGS & LOANS (2.9%)
Centura Banks........................................            1            33
Commerce Bancorp, Inc................................            1            46
Cullen Frost Bankers.................................            3            70
U.S. Trust Co. of New York...........................            2           137
                                                                          ------
                                                                             286
BEVERAGES (0.9%)
Canandaigua Wine - Class A (a).......................            2            90

BROADCASTING AND MEDIa (1.4%)
Acme Communications, Inc. (a)........................            1            22
Cumulus Media, Inc., Class A (a).....................            2            75
Jones Intercable - Class A (a).......................            1            38
                                                                          ------
                                                                             135
BUILDING (0.3%)
D. R. Horton.........................................            3            35

BUSINESS SERVICES (1.4%)
Iron Mountain, Inc. (a)..............................            1            37
Valassis Communications, Inc. (a)....................            2            97
                                                                          ------
                                                                             134

CHEMICALS - PLASTICS (0.8%)
Geon Co..............................................            3            77

CIRCUITS (2.3%)
Lam Research (a).....................................            1            37
Micrel (a)...........................................            3           113
Vitesse Semiconductor (a)............................            1            77
                                                                          ------
                                                                             227
COMMERCIAL SERVICES (2.5%)
Lason (a)............................................            2            98
Plexus (a)...........................................            2            61
Profit Recovery Group International (a)..............            2            94
                                                                          ------
                                                                             253
COMMUNICATIONS EQUIPMENT AND SERVICES (2.6%)
Focal Communications (a).............................            4            89
ITC Deltacom (a).....................................            2            49
Inter-Tel............................................            5            82
Radio One (a)........................................            1            41
                                                                          ------
                                                                             261

SMALL COMPANY GROWTH FUND CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
COMPUTER HARDWARE, SOFTWARE, AND SERVICES (15.8%)
The Bisys Group (a)..................................            2        $   80
Bluestone Software (a)...............................            2            37
Choicepoint, Inc. (a)................................            1            61
Comverse Technology (a)..............................            1            80
Digital Insight, Inc. (a)............................           (b)            1
E. Piphany, Inc. (a).................................            1            34
Entrust Technologies (a).............................            3            65
JDS Uniphase Corp. (a)...............................           (b)           46
Kronos (a)...........................................            1            44
Macromedia (a).......................................            3           102
Mercury Interactive (a)..............................            2           148
National Computer Systems............................            3           119
National Instruments (a).............................            2            80
Pixar (a)............................................            1            23
QRS Corp. (a)........................................            1            64
Salem Communications - Class A (a)...................            4           100
Sapient (a)..........................................            1            57
SPS Technologies, Inc. (a)...........................            1            38
Symantec Corp. (a)...................................            3            90
Transwitch Corp. (a).................................            2            85
Veritas Software (a).................................            1            84
Whittman-Hart (a)....................................            3           124
                                                                          ------
                                                                           1,562
CONSULTING SERVICES (3.0%)
E.W. Blanch Holdings, Inc............................            1            59
Navigant Consulting Co. (a)..........................            1            51
Netzero, Inc. (a)....................................            2            39
Pinnacle Corp. (a)...................................            3            84
Tetra Tech (a).......................................            4            65
                                                                          ------
                                                                             298
DATA PROCESSING AND MANAGEMENT (2.2%)
Acxiom (a)...........................................            3            49
American Management Systems (a)......................            3            85
SEI Investments......................................            1            80
                                                                          ------
                                                                             214
EDUCATIONAL INSTITUTIONS (0.8%)
DeVry (a)............................................            4            76

ELECTRONIC COMPONENTS (4.9%)
Burr Brown (a).......................................            3           107
C-Cube Microsystems (a)..............................            3           126
CTS..................................................            3           150
Gentex (a)...........................................            3            52
Novellus Systems, Inc. (a)...........................            1            34
Qlogic (a)...........................................           (b)           14
                                                                          ------
                                                                             483
FERTILIZERS (0.3%)
Scotts (a)...........................................            1            31

FINANCE (3.0%)
Hambrecht and Quist Group (a)........................            3           132
Legg Mason...........................................            3           126
Prism Financial (a)..................................            4            37
                                                                          ------
                                                                             295

SMALL COMPANY GROWTH FUND CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
FOOD PRODUCTS (1.3%)
J&J Snack Foods (a)..................................            2        $   43
Ralcorp Holdings (a).................................            2            42
Smithfield Foods (a).................................            2            40
                                                                          ------
                                                                             125
HEALTH SERVICES AND EQUIPMENT (8.9%)
Alkermes, Inc. (a)...................................            1            40
Allscripts, Inc. (a).................................            2            32
Chromavision Medical Systems (a).....................            3            31
CYTYC (a)............................................            2            85
Eclipse Surgical Tech, Inc...........................            2            33
Express Scripts - Class A (a)........................            1            55
Medicis Pharmaceutical - Class A (a).................            3            80
Medquist (a).........................................            3            87
Orthodontic Centers of America (a)...................            4            74
Patterson Dental (a).................................            2            79
Priority Healthcare - Class B (a)....................            1            40
Renal Care Group (a).................................            2            46
Techne (a)...........................................            3            82
Visx (a).............................................            1            40
Xomed Surgical Products (a)..........................            1            80
                                                                          ------
                                                                             884
HOME FURNISHINGS (1.2%)
Ethan Allen Interiors................................            2            60
Mohawk Industries (a)................................            3            60
                                                                          ------
                                                                             120
INSURANCE (0.1%)
Mutual Risk Management Limited.......................            1            14

MACHINERY TOOLS AND PRODUCTS (1.3%)
Applied Power - Class A..............................            3            79
Motivepower Industries (a)...........................            5            52
                                                                          ------
                                                                             131
MARKETING SERVICES (1.1%)
Catalina Marketing (a)...............................            1            76
Harte-Hanks Communications...........................            1            28
                                                                          ------
                                                                             104
METALS (0.3%)
Stillwater Mining (a)................................            1            30

MISCELLANEOUS MANUFACTURING (2.1%)
Aptargroup...........................................            4           110
IDEXX Laboratories (a)...............................            3            48
Titan Exploration (a)................................           10            49
                                                                          ------
                                                                             207
NETWORKING (1.1%)
Xircom (a)...........................................            3           107

OIL AND GAS (5.3%)
Barrett Resources (a)................................            2            85
Cal Dive International (a)...........................            2            79
Independent Energy Holdings-ADR (a)..................            6           123
Pogo Producing Co....................................            5           100

SMALL COMPANY GROWTH FUND CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
OIL AND GAS (CONTINUED)
Santa Fe Snyder (a)..................................            8        $   74
UTI Energy Corp. (a).................................            4            68
                                                                          ------
                                                                             529
PHARMACEUTICALS (5.5%)
Alpharma.............................................            4           124
IDEC Pharmaceuticals (a).............................            1            66
Jones Pharmaceuticals................................            5           148
Medimmune (a)........................................          (b)            60
Roberts Pharmaceutical (a)...........................            5           151
                                                                          ------
                                                                             549
POWER PRODUCERS (0.9%)
Calpine (a)..........................................            1            85

PRINTING SERVICES (0.4%)
Consolidated Graphics (a)............................            1            42

RADIO COMMUNICATIONS (0.6%)
Westwood One, Inc. (a)...............................            1            61

RETAIL (8.8%)
Ames Department Stores (a)...........................            2            61
Ann Taylor Stores (a)................................            3           114
Applebee's International.............................            2            77
CEC Entertainment (a)................................            3           104
K-Swiss - Class A....................................            2            63
Linens 'n Things (a).................................            2            67
99 Cents Only Stores (a).............................            1            36
O'Reilly Automotive (a)..............................            2           114
Ruby Tuesday.........................................            2            41
Tuesday Morning (a)..................................            2            50
Williams Sonoma (a)..................................            1            49
Zale (a).............................................            3           100
                                                                          ------
                                                                             876
RETIREMENT/AGED CARE (0.4%)
Sunrise Assisted Living (a)..........................            2            42

SCIENTIFIC INSTRUMENTS (1.0%)
Dionex (a)...........................................            2            98

SUPPLY SERVICES (0.4%)
G&K Services - Class A...............................            1            40

TRANSPORTATION (3.8%)
American Freightways (a).............................            4            65
Circle International.................................            3            59
Expeditors International Washington..................            3            87
Polaris Industries...................................            1            48
U.S. Freightways.....................................            3           123
                                                                          ------
                                                                             382
WIRELESS EQUIPMENT (0.2%)
DSP Communications (a)...............................            1            17
                                                                          ------
TOTAL COMMON STOCKS
   (Cost $8,225) (c).................................                      9,334
                                                                          ------
--------------------------------------------------------------------------------
                                       11

SMALL COMPANY GROWTH FUND CONTINUED
--------------------------------------------------------------------------------
                                                         PRINCIPAL        MARKET
SHORT-TERM OBLIGATIONS (6.6%)                               AMOUNT         VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.6%)
Repurchase agreement with ABN AMRO Chicago Corp., dated 09/30/99, due 10/01/99 at 5.300%, collateralized by a U.S. Treasury note maturing
   in 2000, market value $657 (repurchase proceeds $650)    $  650        $  650
                                                                          ------
TOTAL SHORT-TERM OBLIGATIONS
   (Cost $650).......................................                        650
                                                                          ------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
   (Cost $8,875).....................................                      9,984
OTHER ASSETS, LESS LIABILITIES (-0.7%)...............                       (71)
                                                                          ------
NET ASSETS (100.0%)..................................                     $9,913
                                                                          ======
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Rounds to less than one.
(c) At September 30, 1999, the cost of investments for federal tax purposes was $8,897. Net unrealized appreciation was $1,087, consisting of gross unrealized appreciation of $1,655 and gross unrealized depreciation of $568.

   Acronym                         Name
   -------                         -----
   ADR                     American Depositary Receipt

See accompanying Notes to Financial Statements.

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
(All amounts in thousands, except per-share data)


Assets
Investments at value (cost $8,875).....................                 $  9,984
Cash...................................................       $ 18

Receivable for:
   Investments sold....................................        304
   Expense reimbursement due from Advisor..............         27
   Dividends...........................................          1           350
                                                                        --------
   Total Assets........................................                   10,334

Liabilities
Payable for:
   Investments purchased...............................        381
   Other...............................................         40
                                                           -------
    Total Liabilities..................................                      421
                                                                        --------
Net Assets.............................................                 $  9,913
                                                                        ========
Shares outstanding (unlimited number authorized).......                      735
                                                                        ========
   Net asset value per share...........................                 $  13.50
                                                                        ========
Analysis of Net Assets
Capital paid in........................................                 $  8,196
Accumulated net realized gain..........................                      608
Net unrealized appreciation............................                    1,109
                                                                        --------
                                                                        $  9,913
                                                                        ========
See accompanying Notes to Financial Statements.

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
(All amounts in thousands)


                                                      PERIOD ENDED    YEAR ENDED
                                                      SEPTEMBER 30,     JUNE 30,
                                                             1999(a)       1999
                                                       ----------    ----------
Investment Income
Dividends..............................................      $  4          $ 14
Interest...............................................         9            21
                                                           --------    --------
   Total Investment Income.............................        13            35

Expenses
Management fee.........................................     $  20          $ 36
Administration fee.....................................         4             7
Service fee............................................                       6
Distribution fee - Class B.............................                       1
Distribution fee - Class C.............................                       1
Transfer agent fee.....................................         7            11
Bookkeeping fee........................................         6            26
Trustees fee...........................................         4             9
Custodian fee..........................................         3
Audit fee..............................................        25            12
Legal fee..............................................         5             9
Registration fee.......................................         7            11
Reports to shareholders................................         7             3
Amortization of deferred organization costs............                      29
Other..................................................         1            34
                                                           --------    --------
                                                               89           195

Fees and expenses waived or borne by the Advisor.......       (54)         (120)
                                                           --------     -------
       Net expenses....................................        35            75
                                                           --------    --------
       Net Investment Loss.............................      (22)           (40)
                                                           --------    --------
Net Realized & Unrealized Gain (Loss) on Investments
Net realized gain on investments.......................       404           730
Net change in unrealized appreciation or depreciation
   on investments......................................       132          (277)
                                                           --------     -------
        Net Gain on Investments........................       536           453
                                                         --------      --------

Net Increase in Net Assets Resulting from Operations...    $  514         $ 413
                                                           ========    ========

(a) The Fund changed its fiscal yearend from June 30 to September 30. Information presented is for the period July 1, 1999 through September 30, 1999.

See accompanying Notes to Financial Statements.

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(All amounts in thousands)


                                                          PERIOD ENDED YEAR ENDED
                                                          SEPTEMBER 30,  JUNE 30,
Increase (Decrease) in Net Assets                                 1999(a)    1999
                                                           ----------------------
Operations:
Net investment loss....................................      $    (22)   $    (40)

Net realized gain......................................           404         730
Net unrealized appreciation (depreciation).............           132        (277)
                                                              -------     -------
   Net Increase from Operations........................           514         413

Distributions:
From net realized gains - Class A......................            --        (465)
From net realized gains - Class B......................            --         (47)
From net realized gains - Class C......................            --         (47)
                                                              -------     -------
                                                                  514        (146)
                                                              -------     -------
Fund Share Transactions:
Receipts for shares sold...............................           793       4,400
Cost of shares repurchased.............................          (687)       (142)
Reorganization of Fund (See Note 6)....................            --       4,303
                                                              -------     -------
                                                                  106       8,561
                                                              -------     -------
Receipts for shares sold - Class A.....................            --          11
Value of distributions reinvested - Class A............            --         465
Cost of shares repurchased - Class A...................            --         (14)
Exchange of Class A shares (See Note 6)................            --      (3,601)
                                                              -------     -------
                                                                   --      (3,139)
                                                              -------     -------
Value of distributions reinvested - Class B............            --          47
Termination of Class B shares (See Note 6).............            --        (351)
                                                              -------     -------
                                                                   --        (304)
                                                              -------     -------
Value of distributions reinvested - Class C............            --          47
Termination of Class C shares (See Note 6).............            --        (351)
                                                              -------     -------
                                                                   --        (304)
                                                              -------     -------
Net Increase from Fund Share Transactions..............           106       4,814
                                                              -------     -------
     Total Increase....................................           620       4,668
Net Assets
Beginning of period....................................         9,293       4,625
                                                              -------     -------
End of period (net of overdistributed net investment income
   of none and $42, respectively)......................       $ 9,913    $  9,293
                                                              =======     =======


(a)The Fund changed its fiscal yearend from June 30 to September 30.
   Information presented is for the period July 1, 1999 through September 30, 1999.

See accompanying Notes to Financial Statements.

                                       15

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS  CONTINUED
(All amounts in thousands)


                                                          PERIOD ENDED YEAR ENDED
                                                          SEPTEMBER 30,  JUNE 30,
                                                                  1999(a)    1999
                                                            ---------- ----------
Number of Fund Shares
Sold.......................................................         61        371
Repurchased................................................        (53)       (12)
Reorganization of Fund (See Note 6)........................         --        368
                                                               -------    -------
                                                                     8        727
                                                               -------    -------
Sold - Class A.............................................         --          1
Issued for distributions reinvested - Class A..............         --         39
Repurchased - Class A......................................         --         (1)
Exchange of Class A shares (See Note 6)....................         --       (308)
                                                               -------    -------
                                                                    --       (269)
                                                               -------    -------
Issued for distributions reinvested - Class B..............         --          4
Termination of Class B shares (See Note 6).................         --        (31)
                                                               -------    -------
                                                                    --        (27)
                                                               -------    -------
Issued for distributions reinvested - Class C..............         --          4
Termination of Class C shares (See Note 6).................         --        (31)
                                                               -------    -------
                                                                    --        (27)
                                                               -------    -------


(a)The Fund changed its fiscal year end from June 30 to September 30. Information presented is for the period July 1, 1999 through September 30, 1999.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION
Stein Roe Small Company Growth Fund (the "Fund"), is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust") formerly Stein Roe Investment Trust, an open-end management investment company organized as a Massachusetts business trust.
--------------------------------------------------------------------------------
NOTE 2. SIGNIFICANT
ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Fund. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS
AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

SECURITY VALUATIONS
All securities are valued as of September 30, 1999. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently

--------------------------------------------------------------------------------
than generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

--------------------------------------------------------------------------------
NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Fund pays monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment advisor and administrator.
   The Advisor receives a monthly management fee equal to 0.85% annually of the Fund's average daily net assets. From September 15, 1998 through February 2, 1999, this fee was equal to 0.60% of average daily net assets. From July 1, 1998 through September 14, 1998, Colonial Management Associates, Inc., ("CMA") an affiliate of the Advisor, was the investment advisor of the Fund and furnished accounting and other services and office facilities for a monthly fee equal to 0.85% of the Fund's average net assets.
   The Fund pays a separate monthly administrative fee to the Advisor equal to 0.15% of average daily net assets. From September 15, 1998 through February 2, 1999, CMA provided accounting and other services and office facilities for a monthly fee equal to 0.25% of average net assets.
   The Advisor also provides fund accounting services for a monthly fee equal to $25,000 annually plus 0.025% of the Fund's average net assets over $50 million.
   SteinRoe Services, Inc., (the Transfer Agent) a direct, wholly-owned subsidiary of Liberty Financial Companies, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.
   The Advisor has agreed to reimburse the Fund to the extent that expenses exceed 1.50% of average annual net assets. This commitment expires January 31, 2000. Through February 2, 1999, the Advisor or CMA, as applicable, waived fees and bore certain Fund expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) which exceeded 1.30% annually of the Fund's average net assets.

--------------------------------------------------------------------------------
   Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any trustee or officer of the Trust who is affiliated with the Advisor.

--------------------------------------------------------------------------------
NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Fund maintains borrowing arrangements under which it can borrow against portfolio securities. The Fund had no borrowings during the period ended September 30, 1999.

--------------------------------------------------------------------------------
NOTE 5. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the period ended September 30,1999, was $2,680,736 and $2,386,255, respectively.

--------------------------------------------------------------------------------
NOTE 6. REORGANIZATION, UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES The Fund was reorganized into a single class fund as of February 3, 1999. On that date, Class A shares of the Colonial Aggressive Growth Fund (CAGF) were exchanged into a single series of the Fund. Class B and Class C shares were terminated. For the period July 1, 1998 through February 2, 1999, Liberty Funds Distributor, Inc., (the Distributor), an affiliate of the Advisor, was CAGF's principal underwriter. The Distributor retained no net underwriting discounts on CAGF's Class A shares and no contingent deferred sales charges on Class A, Class B or Class C share redemptions.
   From July 1, 1998 through February 2, 1999, CAGF operated under a 12b-1 plan, which required the payment of a service fee to the Distributor equal to 0.25% annually of CAGF's net assets as of the 20th of each month. The plan also required the payment of a distribution fee equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only. Any CDSC and fees received from the 12b-1 plan were used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

--------------------------------------------------------------------------------
NOTE 7. OTHER RELATED
PARTY TRANSACTIONS
At September 30, 1999, Keyport Life Insurance Company owned 49.9% of the Fund's outstanding shares.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of each class outstanding throughout each period are as follows:


                                         PERIOD ENDED
                                         SEPTEMBER 30,
                                          ---------------------------------------
                                                                            1998
                                              1999(C)   1999(D)  CLASS A   CLASS B
                                            --------  --------  -------- --------
Net asset value - Beginning of period...... $ 12.790  $ 14.390 $ 12.650  $ 12.540
                                            --------  -------- --------  --------
   Income From Investment Operations:
Net investment loss (a)(b).................   (0.031)   (0.094)  (0.143)   (0.244)
Net realized and unrealized gain...........    0.741     0.194    2.783     2.754
                                            --------  -------- --------  --------
   Total from Investment Operations........    0.710     0.100    2.640     2.510
                                            --------  -------- --------  --------
Less Distributions Declared to Shareholders:
From net investment income.................       --        --       --        --
From net realized gains....................       --    (1.700)  (0.900)   (0.900)
                                            --------  -------- --------  --------
   Total Distributions Declared to
    Shareholders                                  --    (1.700)  (0.900)   (0.900)
                                            --------  -------- --------  --------
Net asset value - End of period............ $ 13.500  $ 12.790 $ 14.390  $ 14.150
                                            ========  ======== ========  ========
Total return (f)(g)........................  5.55%(h)     1.71%   21.56%    20.68%
                                            ========  ======== ========  ========
Ratios To Average Net Assets
Expenses (i)...............................  1.50%(j)     1.52%    1.55%     2.30%
Fees and expenses waived or borne by
 the Advisor (i)                             2.23%(j)     2.53%    2.21%     2.21%
Net investment loss (i).................... (0.93)%(j)   (0.78)%  (1.04)%   (1.79)%
Portfolio turnover.........................    27%(h)      105%      70%       70%
Net assets at end of period (000).......... $ 9,913    $ 9,293  $ 3,867     $ 379

(a) Net of fees and expenses waived or borne by the
    Advisor which amounted to:............. $ 0.073    $ 0.305  $ 0.301   $ 0.301
(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund changed its fiscal yearend from June 30 to September 30.
    Information presented is for the period July 1, 1999 through September 30,
    1999.
(d) On February 3, 1999, Class B and Class C shares were terminated. Please see
    Note 6 in Notes to Financial Statements.
(e) The Fund commenced investment operations on March 25, 1996. The activity shown is from the effective date of registration (March 31, 1996) with the
    Securities and Exchange Commission.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(j) Annualized.

                                       20




                                           YEARS ENDED JUNE 30,
                                          --------------------------------------------------------------------
                                                                   1997                      1996(E)
                                               CLASS C  CLASS A   CLASS B  CLASS C  CLASS A  CLASS B   CLASS C
                                              -------- -------- --------  -------- -------- -------- --------
Net asset value - Beginning of period......   $ 12.540 $ 11.300 $ 11.280  $ 11.280 $ 10.110 $ 10.110 $ 10.110
                                              -------- -------- --------  -------- -------- -------- --------
   Income From Investment Operations:
Net investment loss (a)(b).................     (0.244)  (0.114)  (0.200)   (0.200)  (0.016)  (0.036)  (0.036)
Net realized and unrealized gain...........      2.754    1.484    1.475     1.475    1.206    1.206    1.206
                                              -------- -------- --------  -------- -------- -------- --------
   Total from Investment Operations........      2.510    1.370    1.275     1.275    1.190    1.170    1.170
                                              -------- -------- --------  -------- -------- -------- --------
Less Distributions Declared to Shareholders:
From net investment income.................         --  (0.005)      --         --       --       --       --
From net realized gains....................    (0.900)  (0.015)  (0.015)    (0.015)      --       --       --
                                              -------- -------- --------  -------- -------- -------- --------
   Total Distributions Declared to
    Shareholders                               (0.900)  (0.020)   (0.015)   (0.015)      --       --       --
                                              -------- -------- --------  -------- -------- -------- --------
Net asset value - End of period............   $ 14.150 $ 12.650 $ 12.540  $ 12.540 $ 11.300 $ 11.280 $ 11.280
                                              ======== ======== ========  ======== ======== ======== ========
Total return (f)(g)........................      20.68%   12.14%   11.31%   11.31% 11.77%(h)11.57%(h)11.57%(h)
                                              ======== ======== ========  ======== ======== ======== ========
Ratios To Average Net Assets
Expenses (i)...............................      2.30%    1.55%    2.30%    2.30%   1.55%(j) 2.30%(j) 2.30%(j)
Fees and expenses waived or borne by
 the Advisor (i)                                 2.21%    2.57%    2.57%    2.57%   1.38%(j) 1.38%(j) 1.38%(j)
Net investment loss (i)....................     (1.79)%  (0.99)%  (1.74)%  (1.74)% (0.58)%(j)(1.33)%(j)(1.33)%(j)
Portfolio turnover.........................        70%      54%      54%       54%    0%(h)      0%(h)     0%(h)
Net assets at end of period (000)..........    $   379  $ 3,185   $  314   $  314  $  2,826  $   282  $   282


(a) Net of fees and expenses waived or borne by the
    Advisor which amounted to:.............    $ 0.301  $ 0.297  $ 0.297   $0.297   $ 0.038  $ 0.038  $ 0.038
(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund changed its fiscal yearend from June 30 to September 30.
    Information presented is for the period July 1, 1999 through September 30,
    1999.
(d) On February 3, 1999, Class B and Class C shares were terminated. Please see
    Note 6 in Notes to Financial Statements.
(e) The Fund commenced investment operations on March 25, 1996. The activity shown is from the effective date of registration (March 31, 1996) with the
    Securities and Exchange Commission.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(j) Annualized.

--------------------------------------------------------------------------------
                 FEDERAL INCOME TAX INFORMATION (UNAUDITED) FOR
               THE FISCAL YEAR ENDED SEPTEMBER 30, 1999: THE FUND
                     DESIGNATES LONG-TERM GAINS OF $148,212.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty-Stein Roe Funds Investment Trust and the Shareholders of Stein Roe Small Company Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Small Company Growth Fund, (the "Fund"), (a series of Liberty-Stein Roe Funds Investment Trust, formerly Stein Roe Investment Trust) at September 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 1999

A GUIDE TO STEIN ROE SERVICES
--------------------------------------------------------------------------------

We encourage you to take advantage of our free shareholder services. If you would like additional information about how to establish or use a Stein Roe service, just call us at 800-338-2550.


PURCHASES
In addition to sending us a check or wire to purchase additional fund shares, you can take advantage of these convenient automatic services:

  o Automatic Investment Plan -- Make regular investments ($50 minimum) in your Stein Roe account directly from your bank checking account. You select monthly, quarterly, semiannual or annual purchases.

  o Special Investments -- Purchase shares by telephone and pay for them by electronic transfer from your bank checking account.

EXCHANGES

  o Telephone Exchange -- Call us to exchange $50 or more from your existing account in one Stein Roe fund to an identically registered existing account in another Stein Roe fund. You receive this service when you open a Stein Roe fund account, unless you elect not to.*

  o Automatic Exchange -- Stein Roe will regularly exchange shares from your account in one Stein Roe fund to your account in another. You select twice-monthly, monthly, quarterly, semiannual or annual exchanges.

REDEMPTIONS

  o Telephone Redemption by Check -- Call to redeem $1,000 or more from your account. A check will be sent to your registered address. You automatically receive this service when you open a Stein Roe account, unless you elect not to.

  o Telephone Redemption by Wire -- Redeem shares by phone from your account ($1,000 minimum) and wire the proceeds to your bank checking account. A small fee for wiring proceeds will be deducted from the amount wired.

  o Special Redemption Option-- If you do not want to pre-schedule your edemptions, you can redeem shares by telephone ($50 minimum/$100,000 maximum) and have the proceeds sent directly to your bank checking account.

  o Automatic Redemption Plan -- Redeem either a fixed dollar or share amount, or a fixed percentage of your account automatically on a schedule you establish. You select monthly, quarterly, semiannual or annual withdrawals ($50 minimum/ $100,000 maximum), and the proceeds are sent either to your bank checking account or to an address you specify.

  o  Money Market Fund Check
     Writing -- Write checks for $50 or more on your money market fund account.

* Stein Roe reserves the right to discontinue or modify the exchange privilege, and certain restrictions apply. Please refer to your prospectus for details.

A GUIDE TO STEIN ROE SERVICES
--------------------------------------------------------------------------------
DISTRIBUTIONS
Most investors like to reinvest
their dividends and capital gains distributions and put them back to work. If, however, you do not want them reinvested, consider these alternatives:

  o Dividend Purchase Option -- Use the distributions from one Stein Roe fund account ($25 minimum) to automatically purchase shares of another Stein Roe fund.

  o Automatic Dividend Deposit -- Instead of receiving your dividends by check, your distributions are deposited automatically into your bank checking account.

RECORDKEEPING

  o Summary of Investments -- Consolidates quarterly transaction and investment information for any or all of your household's Stein Roe accounts on one easy-to-read statement. At year end, Stein Roe provides a complete summary of all account activity for the year.

INVESTMENT TRUST
--------------------------------------------------------------------------------

TRUSTEES
John A. Bacon, Jr.
Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Vice President-Corporate Development, General
  Counsel and Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners


OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Assistant Secretary
Timothy Jacoby, Senior Vice President
Christine Balzano, Vice President
David Brady, Vice President
Daniel Cantor, Vice President
J. Kevin Connaughton, Vice President, Treasurer
William Garrison, Vice President
Erik Gustafson, Vice President
Harvey Hirschhorn, Vice President
Gail D. Knudsen, Vice President, Controller
Lynn C. Maddox, Vice President
Mary D. McKenzie, Vice President
Art McQueen, Vice President
Nicholas Norton, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Heidi J. Walter, Vice President, Secretary
Michael Fisher, Assistant Treasurer


AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
SteinRoe Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
PricewaterhouseCoopers LLP
Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Midcap Growth Fund
Large Company Focus
Fund Capital Opportunities Fund
International Fund
Small Company Growth Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com


                         Liberty Funds Distributor, Inc.


                                                                     SC11A 11/99